PROMISSORY NOTE



$U.S.250,000.00.                                          Dated: January  , 2003




     FOR VALUE RECEIVED, the undersigned, ARGOSY INTERNATIONAL, LTD. ("Maker") hereby promises to pay to RMS TITANIC, INC. ("Payee") or its order the sum of TWO HUNDRED FIFTY THOUSAND ($U.S.250,000.00) U.S. DOLLARS. Said sum shall be paid one year from the date hereof (the "Maturity Date") at Payee's offices in Atlanta, Georgia, or such other place designated in writing by Payee.

     All payments shall be first applied to interest and the balance to principal. This Note may be prepaid, at any time, in whole or in part, without penalty. All prepayments shall be applied in reverse order of maturity.

     This Note is subject to an agreement (the "Settlement Agreement") of even date amongst Maker, Payee, Danepath Limited and Graham Jessop. The payment of this Note is secured by a Stock Pledge Agreement between Maker and Payee of even date.

     The obligations set forth in this Note are secured by certain assets (the "Collateral") set forth in a security agreement of even date.

     The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this Note shall be fully paid and waiver demand, presentment and protest and all notices hereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this Note, or upon the exchange, substitution, or release of any collateral granted as security for this Note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon the undersigned, notwithstanding the acknowledgment of the undersigned, and the undersigned does hereby irrevocably grants a power of attorney to enter into any such modification on its behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This Note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the state first appearing at the head of this Note. The undersigned hereby executes this Note as principal and not as surety.


                                                     ARGOSY INTERNATIONAL, LTD.



                                                     By